================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------


                                  ANNUAL REPORT
                                December 31, 1999


                                  FUND MANAGER
                                  ------------
                     LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022

     INVESTMENT ADVISER                                   ADMINISTRATOR
     ------------------                                   -------------
BOYAR ASSET MANAGEMENT, INC.                     COUNTRYWIDE FUND SERVICES, INC.
     35 East 21st Street                                312 Walnut Street
     New York, NY 10010                                   P.O. Box 5354
       1.212.995.8300                               Cincinnati, OH 45201-5354
                                                         1.800.266.5566
================================================================================

                                     [LOGO]
                                      BOYAR
                                   VALUE FUND
                                   ----------

                                                                         1/27/00

Dear Shareholder:

A LOOK BACK AT 1999
-------------------

o In my Shareholder Letter dated February 22, 1999 I pointed out that investors would be wise to reduce their expectations when it comes to the returns they might be anticipating from the stock market during the next few years. I continued by saying that "the 20% returns captured by the leading stock market indices during the past four years were clearly unsustainable." ... Well it only took 10 months to be proven wrong. All of the leading indices advanced by at least 20%, with the NASDAQ sprinting ahead by a spectacular 85%, a record increase for a stock market index during a one-year period.

o These advances, however, were not as democratic as they appear. For example, technology stocks now comprise 30% of the S&P 500 weighting ... back out the increase in the S&P 500 Technology sector and the S&P 500 would have returned money market rates during 1999. Approximately 50% of the stocks that form the S&P 500 Index were down for the year. Furthermore, although the NASDAQ Index advanced 85% during 1999, nearly half of all NASDAQ stocks actually fell in price last year.

o In addition, within the technology area, Internet stocks were clearly the stellar performers, accounting for a significant portion of that sector's gain. In our opinion, the stock market has valued the vast majority of Internet related businesses at levels that have discounted almost everything, including the hereafter. Our hunch is that at some point in time a great many individuals that have invested in this sector will lose a large amount of money.

o The increase in stock market speculation during 1999 also became more apparent and troublesome for us. Margin debt was up 46.3% year over year, and advanced $21 billion or 13.2% during the month of November. The supercharged NASDAQ is turning over its shares at more than three times the pace of any major industrialized market in the world. The trading in its shares amounted to more than twice its entire share base; the turnover was 88 percent in 1990.

o While the data does not address different industries, some of the NASDAQ stocks most popular with online investors trade furiously. The entire share base of double-click, which specializes in Internet advertising, turned over 21 times last year. Investors traded shares equal to 16 times those available in CMGI, an incubator for Internet companies, and more than 13 times the shares of Amazon, the online retailer. In the 50 NASDAQ stocks with the heaviest trading, investors held their shares for just three weeks, on average.

A LOOK AHEAD
------------

o Since 1957 the Standard & Poor's 500 has risen nine times out of ten during the fourth year of the four-year presidential cycle, through 1996, with an average return of 10.7%.

o Since 2000 is a presidential election year whatever rate hikes the Fed has in mind will most probably occur in the early part of the year. George Bush still partially blames the Federal Reserve's failure to ease monetary policy early enough for his defeat in the last presidential election.

o Assuming our suspicion is correct and interest rates do stabilize we believe financial stocks could be a very rewarding sector during the year 2000. Remember, financial service stocks had quite a flurry when lawmakers agreed to overhaul the financial system, repealing Depression-Era laws that have restricted the banking,

o securities and insurance industries from expanding into one another's business. Since then higher interest rates have derailed the move.

o It is our belief that what worked well in the U.S. stock market during 1999 will disappoint in 2000. Stock picking will be of paramount importance, as the leading U.S. stock market indices play second fiddle to the average stock, something that has not occurred for a number of years.

FUND'S PERFORMANCE
------------------

o For the calendar year ended December 31, 1999 the Boyar Value Fund returned 14.24%. The fund's return on equity (return on stocks, exclusive of cash) was 20.3%. Listed below are the comparative results for calendar 1999:

                        CALENDAR 1999 COMPARATIVE RESULTS
                        ---------------------------------

                               RUSSELL         RUSSELL MIDCAP      RUSSELL 2000
     BOYAR VALUE FUND        2000 INDEX            VALUE            VALUE INDEX
     ----------------        ----------            -----            -----------
         +14.24%               +21.26%             -0.11%              -1.49%

o The Fund continues its endeavor to be a tax efficient fund. During 1999 the Fund did not realize any securities gains. Consequently, no taxes were incurred, and our after tax return was precisely the same as our pre-tax return or 14.24%.

o    A number of factors negatively impacted the Fund's performance last year.

LARGE CASH POSITION
-------------------

o A substantial amount of new money (relative to the size of the Fund) was invested in Boyar Value Fund last year. Fund inflows approximated $1.3 million. Since it takes a fair amount of time to invest the cash, the Fund's large cash position was only able to return money market rates, which negatively impacted the Fund's overall performance.

o During 1999 value investing played second fiddle to growth investing. Technology stocks were in vogue throughout the year, and within that sector Internet stocks were the rage. Boyar Value Fund had no investments in that sector.

BOYAR VALUE FUND'S PHILOSOPHY AND GOALS:
----------------------------------------

o The Boyar Value fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value.

o Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts earnings expectations.

o Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been eliminated.

o Over an investment time horizon of three to five years, these undervalued corporations often will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

o By utilizing this long-term "Buy and Hold" strategy it allows capital to compound without the return-eroding effect of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and at the right time.

o Since Boyar Value Fund will buy equity positions in businesses regardless of their market capitalization it will be very difficult to compare its performance to a particular index. Our goal is to return to investors over a complete market cycle an absolute rate of return that is superior to the stock market's total return over the past 60 years which approximates 10.65%.

If you have any questions do not hesitate to call (212)-995-8300.

                                        Very truly yours,

                                        /s/ Mark A. Boyar

                                        Mark A. Boyar
                                        Chief Investment Officer

        Comparison of the Change in Value of a $10,000 Investment in the Boyar Value Fund, Inc., the Russell 2000 Index, the Russell 2000
                 Value Index and the Russell Midcap Value Index

                                                              12/99
                                                              -----
           Boyar Value Fund, Inc.                            $11,143
           Russell 2000 Index                                $10,702
           Russell 2000 Value Index                          $ 8,463
           Russell Midcap Value Index                        $ 9,586

                            ------------------------
                             Boyar Value Fund, Inc.
                           Average Annual Total Return

                            1 Year    Since Inception*
                            14.24%          6.73%
                            ------------------------

                  *Commencement of operations was May 5, 1998.

           Past performance is not predictive of future performance.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999

ASSETS
       Investment securities:
            At acquisition cost                                    $  3,670,966
                                                                   ============
            At market value (Note 1)                               $  4,030,655
       Interest receivable                                                3,749
       Dividends receivable                                               2,588
       Receivable for capital shares sold                                18,000
       Receivable from Adviser (Note 3)                                  20,899
       Organization expenses, net (Note 1)                               59,268
       Other assets                                                       9,781
                                                                   ------------
            TOTAL ASSETS                                              4,144,940
                                                                   ------------
LIABILITIES
       Payable to affiliates (Note 3)                                     4,200
       Other accrued expenses and liabilities                             6,096
                                                                   ------------
            TOTAL LIABILITIES                                            10,296
                                                                   ------------

NET ASSETS                                                         $  4,134,644
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                    $  3,800,682
Distributions in excess of net investment income                           (149)
Accumulated net realized losses from security transactions              (25,578)
Net unrealized appreciation on investments                              359,689
                                                                   ------------
NET ASSETS                                                         $  4,134,644
                                                                   ============
Shares of beneficial interest outstanding
       (1,000,000,000 shares authorized, $0.001 par value)              372,838
                                                                   ============
Net asset value, offering price, and
       redemption price per share (Note 1)                         $      11.09
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999


INVESTMENT INCOME
       Dividends                                                      $  21,550
       Interest                                                          42,318
                                                                      ---------
                                                                         63,868
                                                                      ---------
EXPENSES
       Accounting services fees (Note 3)                                 24,000
       Directors' fees and expenses                                      18,000
       Amortization of organization expenses (Note 1)                    17,781
       Investment advisory fees (Note 3)                                 16,781
       Management fees (Note 3)                                          16,780
       Insurance expense                                                 16,200
       Transfer agent fees (Note 3)                                      14,400
       Administrative services fees (Note 3)                             12,000
       Custodian fees                                                     8,639
       Professional fees                                                  8,385
       Distribution expenses (Note 3)                                     8,360
       Registration fees                                                  5,304
       Shareholder report costs                                           4,849
       Postage and supplies                                               4,274
       Other expenses                                                       687
                                                                      ---------
             TOTAL EXPENSES                                             176,440
       Fees waived and expenses reimbursed (Note 3)                    (117,708)
                                                                      ---------
             NET EXPENSES                                                58,732
                                                                      ---------

NET INVESTMENT INCOME                                                     5,136
                                                                      ---------
REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS
       Net realized losses from security transactions                   (25,578)
       Net change in unrealized appreciation on investments             372,929
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        347,351
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 352,487
                                                                      =========

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the Year  For the Period
                                                                                Ended          Ended
                                                                             December 31,   December 31,
                                                                                 1999         1998 (a)
                                                                             -----------    -----------
FROM OPERATIONS
       Net investment income                                                 $     5,136    $     4,938
       Net realized gains/(losses) from security transactions                    (25,578)            --
       Net change in unrealized appreciation/(depreciation) on investments       372,929        (13,240)
                                                                             -----------    -----------
Net increase/(decrease) in net assets from operations                            352,487         (8,302)
                                                                             -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
       From net investment income                                                 (5,136)            --
       In excess of net investment income                                           (149)        (4,938)
                                                                             -----------    -----------
Total distributions                                                               (5,285)        (4,938)
                                                                             -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS
       Proceeds from shares sold                                               2,466,134      1,324,959
       Net asset value of shares issued in
            reinvestment of distributions to shareholders                          5,072          4,409
       Payments for shares redeemed                                              (99,591)          (301)
                                                                             -----------    -----------
Net increase in net assets from capital share transactions                     2,371,615      1,329,067
                                                                             -----------    -----------

TOTAL INCREASE IN NET ASSETS                                                   2,718,817      1,315,827

NET ASSETS
       Beginning of period (Note 1)                                            1,415,827        100,000
                                                                             -----------    -----------
       End of period                                                         $ 4,134,644    $ 1,415,827
                                                                             ===========    ===========

CAPITAL SHARE ACTIVITY
       Sold                                                                      236,006        135,214
       Reinvested                                                                    464            453
       Redeemed                                                                   (9,266)           (33)
                                                                             -----------    -----------
       Net increase in shares outstanding                                        227,204        135,634
       Shares outstanding, beginning of period (Note 1)                          145,634         10,000
                                                                             -----------    -----------
       Shares outstanding, end of period                                         372,838        145,634
                                                                             ===========    ===========

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                                   For the Year   For the Period
                                                                      Ended            Ended
                                                                   December 31,     December 31,
                                                                       1999           1998 (a)
                                                                   ------------     ------------
Net asset value at beginning of period                             $       9.72     $      10.00
                                                                   ------------     ------------
Income/(loss) from investment operations:
       Net investment income                                               0.01             0.03
       Net realized and unrealized gains/(losses) on investments           1.37            (0.28)
                                                                   ------------     ------------
Total income/(loss) from investment operations                             1.38            (0.25)
                                                                   ------------     ------------
Less distributions:
       From net investment income                                         (0.01)           (0.03)
                                                                   ------------     ------------

Net asset value at end of period                                   $      11.09     $       9.72
                                                                   ============     ============

Total return                                                             14.24%           (2.46%)
                                                                   ============     ============

Net assets at end of period                                        $  4,134,644     $  1,415,827
                                                                   ============     ============

Ratio of net expenses to average net assets (b)                           1.75%            1.75% (c)

Ratio of net investment income to average net assets                      0.15%            0.66% (c)

Portfolio turnover rate                                                      8%               0%


(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b) Absent fees waived and expenses reimbursed, the ratio of expenses to average net assets would have been 5.28% (c) and 13.19% (c) for the periods ended December 31, 1999 and December 31, 1998, respectively (Note 3).
(c)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1999

                                                                        Market
   Shares                                                                Value
   ------                                                                -----
              COMMON STOCKS - 73.8%
              CONSUMER, CYCLICAL - 40.4%
     1,800      CBS Corp.                                             $  115,087
     3,060      Chris-Craft Industries, Inc. (a)                         220,702
     4,000      Dun & Bradstreet Corp.                                   118,000
    15,000      Hanover Direct, Inc.                                      54,375
     5,600      Hilton Hotels Corp.                                       53,900
       200      IMS Health, Inc.                                           5,438
     8,000      Mattel, Inc.                                             105,000
     1,500      Meredith Corp.                                            62,531
     2,100      Midas, Inc.                                               45,937
     6,000      Mirage Resorts, Inc. (a)                                  91,875
     4,000      Neiman Marcus Group, Inc. (The)                          111,750
     6,500      Olsten Corp.                                              73,531
     1,300      Park Place Entertainment Corp. (a)                        16,250
    18,000      Pier 1 Imports, Inc.                                     114,750
     2,400      Playboy Enterprises, Inc. - Class B (a)                   58,350
     1,100      Reader's Digest Association, Inc. (The) - Class A         32,175
    17,100      Spiegel, Inc. (a)                                        120,234
     2,000      Walt Disney Co. (The)                                     58,500
     2,000      Time Warner, Inc.                                        144,875
     4,600      Toys "R" Us, Inc. (a)                                     65,838
                                                                      ----------
                                                                       1,669,098
                                                                      ----------
              CONSUMER, NON-CYCLICAL - 8.5%
     3,000      Avon Products, Inc                                        99,000
     4,800      Cross (A.T.) Co. - Class A                                21,600
     3,000      Seagram Company Ltd. (The)                               134,812
     2,000      Tupperware Corp.                                          33,875
     4,600      Whitman Corp.                                             61,813
                                                                      ----------
                                                                         351,100
                                                                      ----------
              FINANCIAL SERVICES - 19.2%
     2,000      Bank One Corp.                                            64,125
       500      Chase Manhattan Corp. (The)                               38,844
     3,450      Citigroup, Inc.                                          191,691
     5,800      CoVest Bancshares, Inc.                                   77,213
     1,900      Dow Jones & Company, Inc.                                129,200
     3,500      Lehman Brothers Holdings, Inc.                           296,406
                                                                      ----------
                                                                         797,479
                                                                      ----------
              INDUSTRIAL - 2.3%
     4,000      Diebold, Inc.                                             94,000
                                                                      ----------

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1999

                                                                        Market
   Shares                                                                Value
   ------                                                                -----
              COMMON STOCKS - 73.8% (CONTINUED)
              TECHNOLOGY - 3.4%
     2,000      Boeing Co. (The)                                      $   83,125
     2,500      Xerox Corp.                                               56,719
                                                                      ----------
                                                                         139,844
                                                                      ----------

              TOTAL COMMON STOCKS (Cost $2,691,832)                   $3,051,521
                                                                      ----------

              MONEY MARKET FUND - 23.7%
   979,134      Firstar Stellar Treasury Fund (Cost $979,134)         $  979,134
                                                                      ----------

              TOTAL INVESTMENT SECURITIES - 97.5% (Cost $3,670,966)   $4,030,655

              OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%               103,989
                                                                      ----------

              NET ASSETS - 100.0%                                     $4,134,644
                                                                      ==========

(a)  Non-income producing security.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999


1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as a no-load, open-end, diversified management investment company under the Investment Company Act of 1940 (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks to provide long-term capital appreciation through investment in equity securities which are believed by the Adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999


Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 1999, based upon a federal income tax cost of portfolio investments of $3,670,966, the Fund had net unrealized appreciation of $359,689, consisting of $583,366 of gross unrealized appreciation and $223,677 of gross unrealized depreciation.

As of December 31, 1999 the Boyar Value Fund had a capital loss carryforward for federal income tax purposes of $25,578, which expires on December 31, 2007.

2.   INVESTMENT TRANSACTIONS

For the period ended December 31, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,879,338 and $185,420, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co. Inc. (LTCI) acts as distributor of the Fund's shares. The Fund has employed Countrywide Fund Services, Inc. (CFS) to provide administration, accounting and transfer agent services. Certain Directors and Officers of the Fund are also Officers of the Manager, the Adviser, LTCI or CFS.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999


MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

The Manager currently intends to waive its management fees and reimburse other operating expenses of the Fund, and the Adviser currently intends to waive its investment advisory fees, to the extent necessary to limit the total operating expenses of the Fund to 1.75% of average daily net assets. In accordance with the above limitation, the Manager voluntarily waived its management fees of $16,780 and reimbursed the Fund for $84,147 of other operating expenses, and the Adviser voluntarily waived its investment advisory fees of $16,781 for the period ended December 31, 1999.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement between the Fund and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For these services, CFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; and 0.10% of such assets in excess of $100 million, subject to a monthly minimum fee of $1,000.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Fund and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $18 per shareholder account, subject to a monthly minimum fee of $1,200. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999


ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement between the Fund and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to LTCI, as distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or CFS. For the year ended
December 31, 1999, the Fund incurred and subsequently waived $8,360 of distribution expenses under the Plan.

                         Report of Independent Auditors


To the Shareholders and Board of Directors of Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Boyar Value Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 1999 and for the period from May 5, 1998 to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young LLP
Cincinnati, Ohio
January 27, 2000